                                 CLASS A SHARES

                               BISHOP STREET FUNDS

                                   PROSPECTUS

                                 APRIL 29, 2004

                                   EQUITY FUND
                             HIGH GRADE INCOME FUND
                           HAWAII MUNICIPAL BOND FUND
                                MONEY MARKET FUND

                               INVESTMENT ADVISER:
                        BISHOP STREET CAPITAL MANAGEMENT

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Bishop Street Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Bishop Street Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. In the next column, there is some general information you should know about risk and return that is common to each of the Funds.

If you would like more detailed information about the Funds, please see:

                                                                  PAGE
EQUITY FUND..................................................      4
HIGH GRADE INCOME FUND.......................................      8
HAWAII MUNICIPAL BOND FUND...................................     12
MONEY MARKET FUND............................................     16
MORE INFORMATION ABOUT RISK..................................     20
MORE INFORMATION ABOUT FUND INVESTMENTS......................     22
INVESTMENT ADVISER AND SUB-ADVISER...........................     22
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............     24
OTHER POLICIES...............................................     31
DISTRIBUTION OF FUND SHARES..................................     32
DIVIDENDS AND DISTRIBUTIONS..................................     32
TAXES........................................................     33
THE BOARD OF TRUSTEES........................................     34
FINANCIAL HIGHLIGHTS.........................................     35
HOW TO OBTAIN MORE INFORMATION ABOUT
    BISHOP STREET FUNDS......................................     Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how well an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

BISHOP STREET EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                     Long-term capital appreciation

INVESTMENT FOCUS                    Common stocks and other equity securities

SHARE PRICE VOLATILITY              High

PRINCIPAL INVESTMENT STRATEGY       Investing in a diversified portfolio of U.S.
                                    equity securities

INVESTOR PROFILE                    Investors seeking long-term capital
                                    appreciation, who are willing to accept the risk of share price volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks, designed to mimic the overall equity market's industry weightings. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

INVESTMENT STRATEGY

The Equity Fund primarily invests (at least 80% of its net assets) in common stocks and other equity securities that the Adviser believes have potential for capital appreciation. Such instruments include convertible securities. Generally, the Fund invests in securities of companies with market capitalizations in excess of $2 billion. The Fund seeks to be diversified across issuers and major economic sectors. In making a determination to buy, sell or hold a security, the portfolio management team gives special consideration to the relationship of the security to the risk/reward measurement of the entire portfolio.

The Fund's investment approach, with its emphasis on common stocks and other equity securities, seeks to provide returns consistent with the performance of the U.S. stock market, as generally measured by broad U.S. stock market indices such as the S&P 500 Index. The Adviser employs a core equity investment style with a growth bias.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, equity securities, may underperform other market segments.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided includes the returns of the Institutional Class Shares for periods before June 14, 1999. The Institutional Class Shares are not offered by this prospectus; however, because Institutional Class Shares and Class A Shares have the same portfolio of securities, the annual returns for the two classes would be substantially similar, and differ only to the extent that Institutional Class Share expenses are lower and, therefore, performance would be higher than that of Class A Shares.

This bar chart shows changes in the performance of the Fund from calendar year to calendar year. The chart does not reflect Class A Shares' sales charges. If sales charges had been reflected, returns would be less than those shown below.

1998                     33.05%
1999                     24.21%
2000                    -16.49%
2001                    -25.80%
2002                    -25.17%
2003                     26.31%

BEST QUARTER              WORST QUARTER
  24.34%                     -20.21%
(12/31/98)                 (09/30/01)

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Composite Index and the Consumer Price Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      1 YEAR       5 YEARS    SINCE INCEPTION*
                                                                      ------       -------    ----------------
EQUITY FUND RETURN BEFORE TAXES
   CLASS A SHARES                                                      26.31%       -6.17%           2.37%
EQUITY FUND RETURN AFTER TAXES ON DISTRIBUTIONS
   CLASS A SHARES                                                      18.96%       -7.87%           0.70%
EQUITY FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES
   CLASS A SHARES                                                      12.39%       -5.99%           1.13%
S&P 500 COMPOSITE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,        28.69%       -0.57%           6.72%
EXPENSES OR TAXES)
CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,            1.91%        2.34%           2.11%
EXPENSES OR TAXES)

* Fund inception date is January 30, 1997. Class A Shares of the Fund were offered beginning June 14, 1999. The performance information shown before that date represents performance of the Fund's Institutional Class Shares, which were offered beginning January 30, 1997. The performance of the Institutional Class Shares has been adjusted for the maximum sales charge applicable to Class A Shares, but has not been adjusted to reflect the Class A Shares' Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown. Index returns provided from January 31, 1997.

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you purchase or sell Class A Shares.

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                       5.75%
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                                      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
  (as a percentage of offering price)                                                       None
Redemption Fee (as a percentage of amount redeemed, if applicable)*                         None
Exchange Fee                                                                                None

*Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                                    0.74%
Distribution Fees (12b-1 fees)                     0.25%
Other Expenses                                     0.54%*
                                                   ----
Total Annual Fund Operating Expenses               1.53%**

------------------
*  Other Expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser or Administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class A Shares were as follows:

Equity Fund                              1.25%

For more information about these fees, see "Investment Adviser and Sub-Adviser."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class A Shares would be:

1 YEAR                      3 YEARS                   5 YEARS                   10 YEARS
$ 722                       $ 1,031                   $ 1,361                    $ 2,294

BISHOP STREET HIGH GRADE INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                 High total return

INVESTMENT FOCUS                Corporate and U.S. government debt obligations

SHARE PRICE VOLATILITY          Medium

PRINCIPAL INVESTMENT STRATEGY   Investing in high grade U.S. debt obligations of
                                domestic corporations and the U.S. government

INVESTOR PROFILE                Conservative investors seeking income, who are
                                willing to accept some degree of share price volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

INVESTMENT STRATEGY

The High Grade Income Fund primarily invests (at least 80% of its net assets) in high grade U.S. dollar-denominated debt obligations of domestic corporations and the U.S. government, its agencies or instrumentalities. High grade debt obligations are those rated in the three highest ratings categories by either S&P or other nationally recognized statistical rating organizations, and include mortgage-backed, variable and floating rate instruments. The Fund may also invest up to 20% of its net assets in investment grade securities (securities rated BBB by S&P, BAA by Moody's, or unrated equivalent). In determining whether to buy, sell or hold a security, the portfolio management team analyzes the security relative to the risk characteristics of the portfolio as a whole. The portfolio management team considers several factors when selecting securities for the Fund's portfolio, including the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund's shareholders.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, fixed income securities, may underperform other market segments.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund's investment approach, with its emphasis on high quality corporate and U.S. government obligations of medium maturity, seeks to provide total return through income and some capital appreciation with moderate risk to principal and less sensitivity to changing interest rates than longer-term or lower quality bond funds.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided includes the returns of the Institutional Class Shares for periods before June 14, 1999. The Institutional Class Shares are not offered by this prospectus; however, because Institutional Class Shares and Class A Shares have the same portfolio of securities, the annual returns for the two classes would be substantially similar, and differ only to the extent that Institutional Class Share expenses are lower and, therefore, performance would be higher than that of Class A Shares.

This bar chart shows changes in the performance of the Fund from calendar year to calendar year. The chart does not reflect Class A Shares' sales charges. If sales charges had been reflected, returns would be less than those shown below.

1998                               9.09%
1999                              -5.04%
2000                               9.85%
2001                               7.02%
2002                              11.19%
2003                               3.14%

BEST QUARTER                 WORST QUARTER
    6.61%                        -2.37%
 (09/30/02)                    (03/31/99)

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Lehman Brothers U.S. Government/Credit Index and the Consumer Price Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                         1 YEAR       5 YEARS    SINCE INCEPTION*
                                                                         ------       -------    ----------------
HIGH GRADE INCOME FUND RETURN BEFORE TAXES
   CLASS A SHARES                                                         3.14%        5.07%           6.11%
HIGH GRADE INCOME FUND RETURN AFTER TAXES ON DISTRIBUTIONS
   CLASS A SHARES                                                        -3.33%        2.13%           3.25%
HIGH GRADE INCOME FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE
OF FUND SHARES
   CLASS A SHARES                                                        -0.83%        2.26%           3.26%
LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX RETURN (REFLECTS NO          4.68%        6.65%           7.56%
DEDUCTION FOR FEES, EXPENSES OR TAXES)
CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,              1.91%        2.34%           2.11%
EXPENSES OR TAXES)

* Fund inception date is January 30, 1997. Class A Shares of the Fund were offered beginning June 14, 1999. The performance information shown before that date represents performance of the Fund's Institutional Class Shares, which were offered beginning January 30, 1997. The performance of the Institutional Class Shares has been adjusted for the maximum sales charge applicable to Class A Shares, but has not been adjusted to reflect the Class A Shares' Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown. Index returns provided from January 31, 1997.

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you purchase or sell Class A Shares.

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                       4.75%
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                                      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
  (as a percentage of offering price)                                                       None
Redemption Fee (as a percentage of amount redeemed, if applicable)*                         None
Exchange Fee                                                                                None

*Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                                    0.55%
Distribution Fees (12b-1 fees)                     0.25%
Other Expenses                                     0.55%*
                                                   ----
Total Annual Fund Operating Expenses               1.35%**

-----------------
*  Other Expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser or Administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class A Shares were as follows:

High Grade Income Fund                  1.01%

For more information about these fees, see "Investment Adviser and Sub-Adviser."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class A Shares would be:

1 YEAR                      3 YEARS                   5 YEARS                   10 YEARS
 $606                         $882                    $1,179                     $2,022

BISHOP STREET HAWAII MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income exempt from federal and
                                    Hawaii state income taxes

INVESTMENT FOCUS                    Hawaii municipal bonds

SHARE PRICE VOLATILITY              Medium

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio focused on
                                    investment grade municipal bonds

INVESTOR PROFILE                    Investors seeking tax-exempt current income
                                    who are willing to accept the risk of
                                    investing in a portfolio of municipal
                                    securities

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

INVESTMENT STRATEGY

The Hawaii Municipal Bond Fund primarily invests (at least 80% of its net assets) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund's assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund's assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There are no limits on the average maturity of the Fund's portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio manager gives special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund's portfolio, including the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund's shareholders.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, fixed income securities, may underperform other market segments.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's investment approach, with its emphasis on investment grade municipal bonds, seeks to provide current tax-exempt income with moderate risk to principal. The Fund is not expected to perform as well as a comparable taxable bond fund, but may do as well or better on an after-tax basis.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided includes the returns of the Institutional Class Shares for periods before June 14, 1999. The Institutional Class Shares are not offered by this prospectus; however, because Institutional Class Shares and Class A Shares have the same portfolio of securities, the annual returns for the two classes would be substantially similar, and differ only to the extent that Institutional Class Share expenses are lower and, therefore, performance would be higher than that of Class A Shares.

This bar chart shows changes in the performance of the Fund from calendar year to calendar year. If sales charges had been reflected, returns would be less than those shown below.

1996                     4.21%
1997                     8.52%
1998                     5.84%
1999                    -2.91%
2000                    12.34%

2001                     4.13%
2002                     9.75%
2003                     5.01%

BEST QUARTER                WORST QUARTER
  5.03%                        -2.01%
(12/31/00)                   (06/30/99)

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Lehman Brothers Municipal Bond Index and the Consumer Price Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    1 YEAR      5 YEARS    SINCE INCEPTION*
                                                                    ------      -------    ----------------
HAWAII MUNICIPAL BOND FUND RETURN BEFORE TAXES
   CLASS A SHARES                                                    5.01%       5.53%           6.27%
HAWAII MUNICIPAL BOND FUND RETURN AFTER TAXES ON DISTRIBUTIONS
   CLASS A SHARES                                                    0.35%       4.51%           5.66%
HAWAII MUNICIPAL BOND FUND RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES
   CLASS A SHARES                                                    1.81%       4.50%           5.55%
LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURN (REFLECTS NO             5.32%       5.83%           6.81%
DEDUCTION FOR FEES, EXPENSES OR TAXES)
CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,         1.91%       2.34%           2.27%
EXPENSES OR TAXES)

* Fund inception date is February 16, 1995. Class A Shares of the Fund were offered beginning June 14, 1999. The performance information shown prior to that date represents performance of the Fund's Institutional Class Shares, which were offered beginning February 16, 1995. The performance of the Institutional Class Shares has been adjusted for the maximum sales charge applicable to Class A Shares, but has not been adjusted to reflect the Class A Shares' Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown. Index returns provided from February 28, 1995.

FUND FEES & EXPENSES

This table describes the fees that you may pay if you purchase or sell Class A Shares.

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                                            4.25%
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                                           None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
  (as a percentage of offering price)                                                            None
Redemption Fee (as a percentage of amount redeemed, if applicable)*                              None
Exchange Fee                                                                                     None

*Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                                         0.35%
Distribution Fees (12b-1 fees)                          0.25%
Other Expenses                                          0.56%*
                                                        ----
Total Annual Fund Operating Expenses                    1.16%**

-----------------
*  Other Expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser or Administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class A Shares were as follows:

Hawaii Municipal Bond Fund                 0.70%

For more information about these fees, see "Investment Adviser and Sub-Adviser."

EXAMPLE:  COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class A Shares would be:

1 YEAR                      3 YEARS                   5 YEARS                   10 YEARS
 $538                        $778                      $1,036                    $1,774

BISHOP STREET MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     Preserving principal and maintaining
                                    liquidity while providing current income

INVESTMENT FOCUS                    Short-term money market instruments

SHARE PRICE VOLATILITY              Very low

PRINCIPAL INVESTMENT STRATEGY       Investing in high quality, U.S. dollar
                                    denominated short-term securities

INVESTOR PROFILE                    Conservative investors seeking current
                                    income through a low risk liquid investment

SIMPLY SPEAKING

WHAT IS AN AVERAGE?

An average represents the performance of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. First Tier Retail-Only Average is a composite of mutual funds with investment goals similar to the Fund's goal.

INVESTMENT STRATEGY

The Money Market Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that the Sub-Adviser determines are of comparable quality. The Fund invests substantially all of its assets in short-term securities including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency Obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Fund may also enter into fully-collateralized repurchase agreements.

The Adviser has engaged Wellington Management Company, LLP as Sub-Adviser (Sub-Adviser) to manage the Fund's assets on a day-to-day basis. Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict Securities and Exchange Commission (SEC) rules about credit quality, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to maintain a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund's investment approach, with its emphasis on short-term obligations, seeks to provide current income with low risk to principal and lower exposure to fluctuations in share price. The Fund generally can be expected to provide lower returns than fixed income funds which invest in longer-term securities.

THE MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE THIS GOAL.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided includes the returns of the Institutional Class Shares for periods before May 1, 2001. The Institutional Class Shares are not offered by this prospectus; however, because Institutional Class Shares and Class A Shares are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar, and differ only to the extent that Institutional Class Share expenses are lower and, therefore, performance would be higher than that of Class A Shares.

This bar chart shows changes in the performance of the Fund from calendar year to calendar year.

1996                    5.12%
1997                    5.29%
1998                    5.26%
1999                    4.88%
2000                    6.13%
2001                    3.79%
2002                    1.08%
2003                    0.50%

BEST QUARTER                WORST QUARTER
   1.57%                        0.10%
 (09/30/00)                   (12/31/03)

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's returns for the periods ended December 31, 2003 to those of the iMoneyNet, Inc. First Tier Retail-Only Average.

                                                       1 YEAR       5 YEARS      SINCE INCEPTION*
                                                       ------       -------      ----------------
MONEY MARKET FUND RETURN
   CLASS A SHARES                                       0.50%         3.25%           4.16%
IMONEYNET, INC. FIRST TIER RETAIL-ONLY AVERAGE          0.84%         3.45%           4.32%
RETURN

* Fund inception date is January 30, 1995. Class A Shares of the Fund were offered beginning May 1, 2001. The performance information shown prior to that date represents performance of the Fund's Institutional Class Shares, which were offered beginning January 30, 1995. The performance of the Institutional Class Shares has not been adjusted to reflect the Class A Shares' Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown. Index returns provided from January 31, 1995.

For information concerning the Fund's 7-Day Yield, please call 1-800-262-9565.

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you purchase or sell Class A Shares.

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                          None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                         None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                            None
Redemption Fee
  (as a percentage of amount redeemed, if applicable)*                         None
Exchange Fee                                                                   None

*Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                                   0.30%
Distribution Fees (12b-1)                         0.25%
Other Expenses                                    0.53%*
                                                  ----
Total Annual Fund Operating Expenses              1.08%**

-----------------
*  Other Expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and Administrator voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser or Administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class A Shares were as follows:

Money Market Fund                  0.75%

For more information about these fees, see "Investment Adviser and Sub-Adviser."

EXAMPLE:  COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class A Shares would be:

1 YEAR                      3 YEARS                   5 YEARS                   10 YEARS
$ 110                        $ 343                     $ 595                     $ 1,317

MORE INFORMATION ABOUT RISK

MANAGEMENT RISK - The risk that a strategy used by a Fund's           All Funds
management may fail to produce the intended result.

EQUITY RISK - Equity securities include public and privately          Equity Fund
issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices.  Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time.  The value of securities convertible into equity securities, such as warrants or
convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.
Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund's net asset value to fluctuate.  An investment in a portfolio of equity securities may be more
suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - The market value of fixed income investments      High Grade Income Fund
changes in response to interest rate changes and other factors.       Hawaii Municipal Bond Fund
During periods of falling interest rates, the values of               Money Market Fund
outstanding fixed income securities generally rise.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

         CALL RISK - During periods of falling interest rates,        High Grade Income Fund
         certain debt obligations with high interest rates may be     Hawaii Municipal Bond Fund
         prepaid (or "called") by the issuer prior to maturity.       Money Market Fund
         This may cause a Fund's average weighted maturity to
         fluctuate, and may require a Fund to invest the resulting
         proceeds at lower interest rates.

         CREDIT RISK - The possibility that an issuer will be           High Grade Income Fund
         unable to make timely payments of either principal or          Hawaii Municipal Bond Fund
         interest. Since a Fund purchases securities backed by          Money Market Fund
         credit enhancements from banks and other financial
         institutions, changes in the credit ratings of these
         institutions could cause a Fund to lose money and may
         affect a Fund's share price.

         EVENT RISK - Securities may suffer declines in credit          High Grade Income Fund
         quality and market value due to issuer restructurings          Hawaii Municipal Bond Fund
         or other factors. The overall risk of these declines           Money Market Fund
         should be reduced because of a Fund's multiple holdings.

         MUNICIPAL ISSUER RISK - There may be economic or political     Hawaii Municipal Bond Fund
         changes that impact the ability of municipal issuers to        Money Market Fund
         repay principal and to make interest payments on municipal securities.  Changes to the financial condition or credit
         rating of municipal issuers may also adversely affect the
         value of the Fund's municipal securities.  Constitutional
         or legislative limits on borrowing by municipal issuers
         may result in reduced supplies of municipal securities.
         Moreover, certain municipal securities are backed only by
         a municipal issuer's ability to levy and collect taxes.

         In addition, the Hawaii Municipal Bond Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

         MORTGAGE-BACKED SECURITIES - Mortgage-backed securities      High Grade Income Fund
         are fixed income securities representing an interest in a
         pool of underlying mortgage loans.  They are sensitive to
         changes in interest rates, but may respond to these
         changes differently than other fixed income securities due to the possibility of prepayment of the underlying
         mortgage loans.  As a result, it may not be possible to
         determine in advance the actual maturity date or average
         life of a mortgage-backed security.  Rising interest rates tend to discourage refinancings, with the result that the
         average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest
         rates fall, however, mortgage-backed securities may not
         gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates.  Prepayment risk may make it
         difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess
         the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in taxable money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

INVESTMENT ADVISER AND SUB-ADVISER

INVESTMENT ADVISER

The Investment Adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program.

The Adviser oversees the Sub-Adviser to ensure compliance with the Money Market Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives (described below).

The Board of Trustees of the Bishop Street Funds supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

Bishop Street Capital Management, a registered investment adviser and wholly-owned subsidiary of First Hawaiian Bank, serves as Adviser to the Funds. Before February 22, 2000, First Hawaiian Bank served as Adviser to the Funds. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. As of December 31, 2003, Bishop Street Capital Management had approximately $2.5 billion in assets under management. For the fiscal year ended December 31, 2003, the Funds paid advisory fees to the Adviser in the following amounts (based on average net assets):

Equity Fund                           0.70%
High Grade Income Fund                0.45%
Hawaii Municipal Bond Fund            0.17%
Money Market Fund                     0.21%

SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management") serves as Sub-Adviser and manages the Money Market Fund's assets on a day-to-day basis. Wellington Management selects, buys and sells securities for the Money Market Fund under the supervision of the Adviser and the Board of Trustees. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management.

PORTFOLIO MANAGERS

Kenneth Miller, Bishop Street Capital Management, Senior Vice President, Co-Director of Equity, co-manages the Equity Fund. Dr. Miller has been with the Adviser and/or its affiliates since 2002. From 1996 to 2002, Dr. Miller was a Senior Research Analyst with JP Morgan H&Q (Hambrecht & Quist). Dr. Miller holds an MBA from Cornell University and a Bachelor of Medicine and Bachelor of Surgery from Flinders University, School of Medicine in Adelaide, Australia.

M'Liss Hualani Moore, CFA, Bishop Street Capital Management, Co-Director of Equity, co-manages the Equity Fund. Ms. Moore has been with the Adviser and/or its affiliates since 2000. From 1994 to 2000, Ms. Moore served in various capacities at Kamehameha Schools/Bishop Estate, most recently as Associate Director of the Financial Asset Division. Ms. Moore holds an MBA from New York University, Stern School of Management, an MA from the University of California at Santa Barbara and a BA from Bryn Mawr.

Christopher Borden, Bishop Street Capital Management, Fixed Income Portfolio Manager, has been the manager of the Hawaii Municipal Bond Fund since 2000. From 1998-2000, Mr. Borden was a Consultant with Rendon Group. Mr. Borden holds an MBA from the American University and a BA from the University of Colorado at Boulder.

Jennifer Carias, Bishop Street Capital Management, Fixed Income Portfolio Manager, is the portfolio manager of the High Grade Income Fund and has served in various capacities with the Adviser and/or its affiliates since 1971. Ms. Carias holds a BA from Chaminade University.

The Money Market Fund is managed by a team of investment professionals from Wellington Management. No one person is primarily responsible for making recommendations to the team.

ADDITIONAL COMPENSATION

The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services. These services may include the following:

SHAREHOLDER SERVICING

The Funds have adopted a Shareholder Servicing Plan that allows the Funds to pay shareholder servicing fees of up to 0.25% of a Fund's average daily net assets for the servicing of its shares and for services provided to shareholders. The Adviser or any of its affiliates providing brokerage or investment-related services may receive shareholder servicing fees, payable from the Funds' assets, of up to 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:
-     Mail;
-     Telephone;
-     Wire; or
-     Direct Deposit.

To purchase shares directly from the Funds, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars, drawn on U.S. financial institutions and made payable on its face to the Fund(s). The Funds do not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card check. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

You may also purchase shares through a representative of BancWest Corporation and its banking and non-banking subsidiaries, or other financial institutions that have executed dealer agreements.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

A Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and proper payment.

Each bond and equity fund's net asset value (NAV) per share is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order, plus applicable sales charges. So, for you to receive the current Business Day's NAV, generally we must receive your purchase order in proper form by 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Money Market Fund's NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, the Funds generally must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the bond and money market funds reserve the right to close at or prior to the BMA recommended closing time. If a bond or money market fund does so, it will not grant same business day credit for purchase and redemption orders received after the bond fund's or money market fund's closing time and credit will be given to the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV for the bond and equity funds, the Funds generally value their investment portfolios at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the Money Market Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Funds' Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES & AUTOMATIC INVESTMENT PLANS

You may open an account with a $1,000 minimum initial investment per Fund ($500 for those investing in retirement plans and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum initial investment may be reduced with an Automatic Investment Plan
(AIP).

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment per Fund ($50 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge. There is no front-end sales charge for the Money Market Fund.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

EQUITY FUND

                                          YOUR SALES CHARGE AS A PERCENTAGE OF     YOUR SALES CHARGE AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:                              OFFERING PRICE                         YOUR NET INVESTMENT
-----------------------------------------------------------------------------------------------------------------------
Less than $50,000                                       5.75%                                   6.10%
$50,000 but less than $100,000                          4.50%                                   4.71%
$100,000 but less than $250,000                         3.50%                                   3.63%
$250,000 but less than $500,000                         2.50%                                   2.56%
$500,000 but less than $1,000,000                       2.00%                                   2.04%
$1,000,000 and over*                                    0.00%                                   0.00%

HIGH GRADE INCOME FUND

                                       YOUR SALES CHARGE AS A PERCENTAGE OF     YOUR SALES CHARGE AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:                           OFFERING PRICE                         YOUR NET INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Less than $50,000                                     4.75%                                  4.99%
$50,000 but less than $100,000                        4.50%                                  4.71%
$100,000 but less than $250,000                       3.50%                                  3.63%
$250,000 but less than $500,000                       2.50%                                  2.56%
$500,000 but less than $1,000,000                     2.00%                                  2.04%
$1,000,000 and over*                                  0.00%                                  0.00%

HAWAII MUNICIPAL BOND FUND

                                       YOUR SALES CHARGE AS A PERCENTAGE OF     YOUR SALES CHARGE AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:                           OFFERING PRICE                         YOUR NET INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Less than $50,000                                     4.25%                                   4.44%
$50,000 but less than $100,000                        4.00%                                   4.17%
$100,000 but less than $250,000                       3.50%                                   3.63%
$250,000 but less than $500,000                       2.50%                                   2.56%
$500,000 but less than $1,000,000                     2.00%                                   2.04%
$1,000,000 and over*                                  0.00%                                   0.00%

* Even though you do not pay a sales charge on purchases of $1,000,000 or more, the Fund's distributor may pay dealers a 1% commission for these transactions.

You may qualify for reduced sales charges or sales charges waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

-        by reinvestment of dividends and distributions;

- by persons repurchasing shares they redeemed within the last 30 days (see "Repurchase of Class A Shares");

- by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

- by present and retired Trustees of the Funds and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries;

- by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with BancWest Corporation and its banking and non-banking subsidiaries;

- by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

- through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Fund's distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of the bond and equity funds at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those that were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.

REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (subject to a $15 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries who have arranged to purchase shares through the AIP) because of redemptions you may be required to sell your shares.

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the Funds' Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class A Shares for Class A Shares of any other Bishop Street Fund contained in this prospectus on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING

The Funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Funds can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

The Funds reserve the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund reasonably believes that the trading activity in the account(s) would be disruptive to the Fund. For example, a Fund may refuse a purchase order if the Adviser believes that it would be unable to invest the money effectively in accordance with the portfolio's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.

The Funds and/or their service providers currently undertake a variety of measures designed to help detect market timing activity including monitoring shareholder transaction activity and cash flows. The trading history of accounts under common ownership or control may be considered in enforcing these policies. Despite these measures, however, the Funds and/or their service providers may not be able to detect or prevent all instances of short-term trading. For example, a portfolio may not have sufficient information regarding the beneficial ownership of shares owned through financial intermediaries or other omnibus-type account arrangements to enforce these policies.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund's net asset value per share next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a Class A distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees, as a percentage of average daily net assets for the Class A Shares for each of the Funds is 0.25%.

The Fund's distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Fund's distributor from any sales charge it receives or from any other source available to it. Under any such program, the Fund's distributor may provide cash or non-cash compensation as recognition for past sales or encouragement of future sales that may include the following: merchandise, travel, expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income, if any, as follows:

DECLARED DAILY AND PAID MONTHLY

      High Grade Income Fund
      Hawaii Municipal Bond Fund
      Money Market Fund

DECLARED AND PAID QUARTERLY

      Equity Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund's net investment income, other than net investment income that qualifies as qualified dividend income, and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer.

The Hawaii Municipal Bond Fund intends to distribute income that is exempt from both federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Fund may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

THE BOARD OF TRUSTEES

The Board of Trustees supervises the management and affairs of the Trust. The Trustees have approved contracts with certain companies that provide us with essential management services.

The Trustees of the Trust are as follows:

      NAME                                 BUSINESS HISTORY
Martin Anderson            Partner, Goodsill Anderson Quinn & Stifel since
                           1951

Philip H. Ching*           Vice Chairman, First Hawaiian Bank (1968-1996)

Robert A. Nesher*          Currently performs various services on behalf of
                           SEI Investments, an affiliate of the Funds'
                           administrator and distributor, for which Mr.
                           Nesher is compensated; Executive Vice President of
                           SEI Investments (1986-1994); Director and
                           Executive Vice President of the Funds'
                           administrator and distributor (1981-1994)

Peter F. Sansevero         Regional Director of the Northwestern Region and
                           First Vice President, Merrill Lynch (1958-1997)

Manuel R. Sylvester        Managing Partner, Coopers & Lybrand L.L.P.
                           (1978-1992); Executive Partner, Coopers & Lybrand
                           L.L.P. (1992)

Jack Tsui*                 President, Chief Operating Officer, Director,
                           First Hawaiian Bank (1994-2002); Vice Chairman,
                           Chief Credit Officer, BancWest Corporation
                           (2000-2002); Director, Bank of the West (2000-2002)

Joyce S. Tsunoda           Senior Vice President, University of Hawaii System
                           since 1989; Chancellor, Community
                           Colleges-University of Hawaii since 1983

*Messrs. Ching, Nesher and Tsui are Trustees who may be deemed "interested persons" of the Trust, as the term is defined in the Investment Company Act of 1940, as amended.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent auditor. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

For a share outstanding throughout the periods ended December 31,

                                             INVESTMENT ACTIVITIES
                             ---------------------------------------------------------
                                                                             NET
                                NET                                        REALIZED               TOTAL
                               ASSET                                         AND                INVESTMENT
                               VALUE,                  NET                UNREALIZED            ACTIVITIES
                             BEGINNING             INVESTMENT           GAIN (LOSS) ON             FROM
                             OF PERIOD            INCOME (LOSS)          INVESTMENTS            OPERATIONS
                             ---------            -------------         --------------          ----------
EQUITY FUND
2003(1)                       $  7.49                $ 0.02                $  1.95                $ 1.97
2002(1)                         10.01                    --                  (2.52)                (2.52)
2001                            13.49                 (0.07)                 (3.41)                (3.48)
2000                            17.87                    --                  (2.82)                (2.82)
1999(2)                         15.74                    --                   3.19                  3.19

HIGH GRADE INCOME FUND
2003(1)                       $ 10.62                $ 0.39                $ (0.06)               $ 0.33
2002                             9.96                  0.43                   0.66                  1.09
2001                             9.76                  0.48                   0.19                  0.67
2000                             9.35                  0.52                   0.38                  0.90
1999(2)                          9.69                  0.19                  (0.19)                   --

HAWAII MUNICIPAL BOND FUND
2003(1)                       $ 11.20                $ 0.42                $  0.13                $ 0.55
2002                            10.66                  0.44                   0.58                  1.02
2001                            10.69                  0.46                  (0.02)                 0.44
2000                             9.97                  0.46                   0.73                  1.19
1999(2)                         10.42                  0.26                  (0.44)                (0.18)

MONEY MARKET FUND
2003(1)                       $  1.00                $ 0.01                $    --                $ 0.01
2002                             1.00                  0.01                     --                  0.01
2001(3)                          1.00                  0.02                     --                  0.02

                                             DIVIDENDS AND DISTRIBUTIONS FROM
                                 ----------------------------------------------------
                                                                                                    NET
                                                                             TOTAL                 ASSET
                                    NET                                    DIVIDENDS               VALUE,
                                 INVESTMENT            CAPITAL                AND                  END OF                TOTAL
                                   INCOME               GAINS            DISTRIBUTIONS             PERIOD               RETURN +
                                 ----------            -------           -------------            -------               -------
EQUITY FUND
2003(1)                           $ (0.02)             $    --             $ (0.02)               $  9.44                26.31%
2002(1)                                --                   --                  --                   7.49               (25.17)
2001                                   --                   --                  --                  10.01               (25.80)
2000                                   --                (1.56)              (1.56)                 13.49               (16.49)
1999(2)                                --                (1.06)              (1.06)                 17.87                20.52

HIGH GRADE INCOME FUND
2003(1)                           $ (0.39)             $ (0.20)            $ (0.59)               $ 10.36                 3.14%
2002                                (0.43)                  --               (0.43)                 10.62                11.19
2001                                (0.47)                  --               (0.47)                  9.96                 7.02
2000                                (0.49)                  --               (0.49)                  9.76                 9.85
1999(2)                             (0.24)               (0.10)              (0.34)                  9.35                (0.05)

HAWAII MUNICIPAL BOND FUND
2003(1)                           $ (0.42)             $ (0.12)            $ (0.54)               $ 11.21                 5.01%
2002                                (0.44)               (0.04)              (0.48)                 11.20                 9.75
2001                                (0.47)                  --               (0.47)                 10.66                 4.13
2000                                (0.47)                  --               (0.47)                 10.69                12.34
1999(2)                             (0.25)               (0.02)              (0.27)                  9.97                (1.76)

MONEY MARKET FUND
2003(1)                           $ (0.01)             $    --             $ (0.01)               $  1.00                 0.50%
2002                                (0.01)                  --               (0.01)                  1.00                 1.08
2001(3)                             (0.02)                  --               (0.02)                  1.00                 1.96

                                                      RATIO OF                RATIO OF               RATIO OF
                                  NET                 EXPENSES              EXPENSES TO                 NET
                                 ASSETS,                 TO                   AVERAGE               INVESTMENT
                                 END OF                AVERAGE               NET ASSETS           INCOME (LOSS) TO         PORTFOLIO
                                 PERIOD                  NET               EXCLUDING FEE              AVERAGE              TURNOVER
                                 (000)                 ASSETS                 WAIVERS                NET ASSETS              RATE
                                --------              --------             -------------          -----------------        ---------
EQUITY FUND
2003(1)                         $  1,584                1.25%                  1.53%                   0.23%                   43%
2002(1)                            1,603                1.25                   1.52                   (0.02)                   60
2001                               2,813                1.25                   1.52                   (0.29)                   86
2000                              10,631                1.25                   1.53                   (0.51)                   52
1999(2)                              583                1.25*                  1.61*                  (0.33)*                  58

HIGH GRADE INCOME FUND
2003(1)                         $    276                1.01%                  1.35%                   3.69%                   48%
2002                                 425                1.01                   1.34                    4.21                    19
2001                                 325                1.01                   1.34                    4.72                    89
2000                                  26                1.02                   1.39                    5.24                    88
1999(2)                                1                1.05*                  1.87*                   4.89*                   56

HAWAII MUNICIPAL BOND FUND
2003(1)                         $ 30,975                0.70%                  1.16%                   3.76%                   38%
2002                              33,456                0.70                   1.14                    3.98                    26
2001                              30,499                0.70                   1.13                    4.29                     4
2000                              19,951                0.69                   1.17                    4.63                    19
1999(2)                            6,131                0.66*                  1.24*                   4.89*                   14

MONEY MARKET FUND
2003(1)                         $ 17,440                0.75%                  1.08%                   0.41%                  n/a
2002                                 188                0.75                   1.06                    1.10%                  n/a
2001(3)                              500                0.75*                  1.07*                   2.66*                  n/a

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*     ANNUALIZED.

(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.
(2) COMMENCED OPERATIONS ON JUNE 14, 1999.
(3) COMMENCED OPERATIONS ON MAY 1, 2001.
AMOUNTS DESIGNATED AS " -- " ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                               BISHOP STREET FUNDS

INVESTMENT ADVISER

Bishop Street Capital Management
999 Bishop Street, 10th Floor
Honolulu, Hawaii 96813

SUB-ADVISER

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated April 29, 2004 includes detailed information about the Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE:  Call 1-800-262-9565

BY MAIL:  Write to the Funds
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about the Bishop Street Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The Funds' Investment Company Act registration number is 811-08572.

VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM.

BSF-PS-008-0600